UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2007
T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202
(Address of principal executive offices)           (ZIP Code)
Registrant’s telephone number, including area code: (410) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective December 13, 2007, the Board of Directors of T. Rowe Price Group, Inc. adopted Amended and Restated By-Laws which amend Sections 1.05 and 2.03 of the By-Laws to modify majority voting procedures previously adopted, to provide that in an uncontested election directors will be elected by a majority of votes cast rather than a plurality of votes cast.
A copy of the Amended and Restated By-Laws, as of December 13, 2007, is attached to this Form 8-K as Exhibit 3(ii) and is incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3(ii)	Amended and Restated By-Laws of T. Rowe Price Group, Inc. as of December 13, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.

By:	/s/ Kenneth V. Moreland
Vice President and Chief Financial Officer
Date: December 18, 2007